UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 21, 2012 (August 20, 2012)

NORFOLK SOUTHERN CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241 (Address of principal executive offices)	(757) 629-2680 (Registrant’s telephone number, including area code)

No Change
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

See description under Item 2.03.

Item 2.03.    Creation of a Direct Financial Obligation of a Registrant

On August 20, 2012, the Registrant issued $600,000,000 aggregate principal amount of 2.903% Notes due 2023 (the “New Notes”) in exchange for specified series of the Registrant’s outstanding debt securities, in connection with the expiration of the early exchange date for its previously announced exchange offers.

The New Notes were issued pursuant to an Indenture, dated as of August 20, 2012 (the “Indenture”), between the Registrant and U.S. Bank Trust National Association, as trustee (the “Trustee”). The New Notes will pay interest semiannually at a rate of 2.903% per annum and will be redeemable in whole at any time or in part from time to time at the Registrant’s option.  If the New Notes are redeemed prior to the date that is three months prior to the maturity date for the New Notes, the redemption price for the New Notes to be redeemed will equal the greater of (1) 100% of their principal amount or (2) the sum of the present value of the remaining scheduled payments of principal and interest on the New Notes to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus accrued and unpaid interest on the principal amount being redeemed to the redemption date.  If the New Notes are redeemed on or after the date that is three months prior to the maturity date for the New Notes, the redemption price for the New Notes to be redeemed will equal 100% of the principal amount of such New Notes, plus accrued and unpaid interest to the redemption date.  The Indenture is filed herewith as Exhibit 4.1, and the description of the Indenture contained herein is qualified by reference thereto.

On August 20, 2012, in connection with the issuance of the New Notes, the Registrant entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the dealer managers (the “Dealer Managers”).  Under the Registration Rights Agreement, the Registrant has agreed to file with the Securities and Exchange Commission within 180 days after the final settlement date of the exchange offers, and use commercially reasonable efforts to have declared effective within 270 days from such final settlement date, an exchange offer registration statement pursuant to which the Registrant will issue, in exchange for tendered New Notes, registered securities containing terms identical to the New Notes in all material respects.  The Registration Rights Agreement is filed herewith as Exhibit 4.2, and the description of the Registration Rights Agreement contained herein is qualified by reference thereto.

The Trustee and its affiliates, as well the Dealer Managers and their respective affiliates, have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Registrant, for which they received or will receive customary fees and expenses and none of which are material individually or in the aggregate with respect to any individual party.

The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Indenture, dated as of August 20, 2012.

4.2	Registration Rights Agreement, dated as of August 20, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Howard D. McFadden
Name: Howard D. McFadden
Title: Corporate Secretary

Date: August 21, 2012

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of August 20, 2012.

4.2	Registration Rights Agreement, dated as of August 20, 2012.

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